               OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.
                   Class A Share Certificate (8-1/2" x 11")
                   ----------------------------------------

I.    FACE OF CERTIFICATE (All text and other matter lies within
      -------------------
      8-1/4" x 10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]

                       (upper right corner)  [share certificate no.] XX-000000

                              (upper right box, CLASS A SHARES below cert. no.)

                                   (centered below boxes)
                      OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.
                      ------------------------------------------------
                    INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
CERTAIN DEFINITIONS
                                          (box with number) CUSIP 68380G101

(at left)  is the owner of

(centered) FULLY PAID AND NON-ASSESSABLE CLASS A SHARES OF CAPITAL STOCK WITH
           THE PAR
           ---------------------------------------------------------------------
         VALUE OF $.001 EACH OF OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.
         -----------------------------------------------------------------------
      (hereinafter  called  the  "Corporation"),  transferable  only  on  the books of the Corporation  by the  holder  hereof  in person or by duly authorized  attorney, upon surrender of this  certificate  properly endorsed.  This  certificate  and the shares represented  hereby are issued and shall be held subject to all of the  provisions  of the  Articles  of  Incorporation  of the  Corporation  to all of which the holder by acceptance  hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

      WITNESS  the  facsimile  seal  of the  Corporation  and  the  signatures of its  duly authorized officers.

      (signature              Dated:            (signature
      at left of seal)                          at right of seal)
      /s/ Brian W. Wixted                       /s/ Robert G. Zack

      TREASURER                           SECRETARY

                                    (centered at bottom)
                         1-1/2" diameter facsimile seal with legend
                      OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.
                                            SEAL
                                            1990
                                          MARYLAND
(at lower right, printed vertically)                              Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The  following  abbreviations,  when  used  in the  inscription  on the face  of this certificate,  shall be  construed  as though  they were  written out in full  according  to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.
For Value Received ............. hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

_____________________________________Class   A  Shares  of  beneficial  interest
represented  by the within  certificate,  and do hereby  irrevocably constitute and appoint ___________________________  Attorney  to  transfer  the  said shares  on the  books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor

                                    by:
                                              Signature of
                                              Officer/Title

(text printed                 NOTICE: The signature(s) to this assignment must correspond
vertically to right           correspond with the name(s) as written upon the face of the
of above paragraph            certificate  in  every  particular  without  alteration  or
enlargement                   or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution of the type described in the current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark  OppenheimerFunds  when viewed at an angle. It is invalid without this "four hands" watermark: logotype

                   THIS SPACE MUST NOT BE COVERED IN ANY WAY